UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	March 2, 2021

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4995 Bradenton Avenue, Suite 240, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.001 per share	NAVB	NYSE American

Item 1.01	Entry into a Material Definitive Agreement.

On March 2, 2021, Navidea Biopharmaceuticals, Inc. (the “Company”) entered into a Stock Purchase Agreement and Letter of Investment Intent (the “Purchase Agreement”) with an existing accredited investor, John K. Scott, Jr. (“Investor”) pursuant to which the Company issued to Investor in a private placement transaction 50,000 shares of newly-designated Series E Redeemable Convertible Preferred Stock (the “Transaction Shares”) for an aggregate purchase price of $5,000,000. The Transaction Shares have the rights set forth in the Series E Preferred Certificate (as defined below).

Under the Purchase Agreement, Investor was granted a right of first offer with respect to future issuances of Company securities (the “Right of First Offer”); provided, however, that in no event shall Investor have such right if the acquisition of any of such securities would result in Investor beneficially holding more than thirty three and one-third percent (33.33%) of the Company’s outstanding common stock, par value $0.001 per share (“Common Stock”) on an as-converted basis, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder (the “Share Cap”). In the event that Investor does not exercise the Right of First Offer, the Company will then be entitled to offer and sell the new securities to any third party at a price not less than, and upon terms no more favorable to the offeree than, those offered to Investor (a “Third Party Offering”).

Pursuant to the Purchase Agreement, Investor also has the option to purchase up to thirty three and one-third percent (33.33%) of the new securities offered in a Third-Party Offering at the same price and upon the terms available to the other purchaser(s) (the “Preemptive Right”); provided, however, that in no event may Investor acquire new Company securities in a Third-Party Offering to the extent the acquisition thereof would violate the Share Cap.

The Right of First Offer and the Preemptive Right will expire upon the earlier of (i) December 31, 2021 or (ii) upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company.

In connection with the private placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) one or more registration statements to register for resale the maximum number of Conversion Shares (as defined below) issuable upon conversion of the Transaction Shares. In the event that both (i) the number of shares of Common Stock beneficially held by Investor falls below twenty percent (20%) of the outstanding Common Stock on an as-converted basis, as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder and (ii) Investor is an affiliate (as that term is defined under Rule 144) at the time of the Reload Request (as defined below), the Company, upon written request from Investor (the “Reload Request”), will be required prepare and file with the SEC one, and only one, additional registration statement covering the resale of those shares of Common Stock owned by Investor as of the date of the Reload Request that, as of such time, are not registered for resale under the Securities Act of 1933, as amended (the “Securities Act”).

The securities issued in the offering have not been registered under the Securities Act, and until so registered the securities may not be offered or sold absent registration or availability of an applicable exemption from registration.

The foregoing description of the material terms of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference thereto, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

A press release announcing the transaction is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the offering described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02 in its entirety, the Company will sell and issue the Transaction Shares to an “accredited investor,” as that term is defined in the Securities Act, in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. Investor represented that he is acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the securities have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

Pursuant to the transaction described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 5.03 in its entirety, on March 2, 2021, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations (the “Series E Preferred Certificate”) of Series E Redeemable Convertible Preferred Stock, par value $0.001 per share (the “Series E Preferred Stock”). The Series E Preferred Certificate authorizes 50,000 shares of Series E Preferred Stock and establishes the rights and preferences of the Series E Preferred Stock, including as follows:

Except with respect to transactions which may adversely affect any right, preference, privilege or voting power of the Series E Preferred Stock, the Series E Preferred Stock has no voting rights.

Whenever the Company’s Board of Directors (the “Board”) declares a dividend on Common Stock, each record holder of a share of Series E Preferred Stock on the record date set by the Board will be entitled to receive an amount equal to such dividend declared on one share of Common Stock multiplied by the number of shares of Common Stock (“Conversion Shares”) into which such share of Series E Preferred Stock could be converted on the record date, without regard to any conversion limitations in the Series E Preferred Certificate.

Holders of the Series E Preferred Stock may convert some or all of the Series E Preferred Stock into Conversion Shares at a fixed price of $2.30 per Conversion Share, provided that the aggregate number of Conversion Shares issued pursuant to the Series E Preferred Certificate cannot exceed the Share Cap without shareholder approval, which the Company is not required to seek.

The Company has the right to redeem any outstanding shares of Series E Preferred Stock at a price of $110 per share at any time on or prior to the one-year anniversary of the issuance date, payable in cash.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series E Preferred Stock

10.1	Stock Purchase Agreement and Letter of Investment Intent by and between the Company and Investor dated March 2, 2021

10.2	Registration Rights Agreement by and between the Company and Investor dated March 2, 2021

99.1	Press Release dated March 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: March 4, 2021	By:	/s/ Jed A. Latkin
Jed A. Latkin Chief Executive Officer, Chief Operating Officer and Chief Financial Officer

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